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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 22, 1999

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                                  RISCORP, INC.
             (Exact name of Registrant as specified in its Charter)

FLORIDA                           0-27462                    65-0335150
(State or Other                   (Commission                (IRS Employer
Jurisdiction of                   File No.)                  Identification No.)
Incorporation)

One Sarasota Tower, Suite 608
Sarasota, Florida
(Address of principal               34236
executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (941) 366-5015

          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS

         On April 1, 1998, RISCORP, Inc. and certain of its subsidiaries (collectively, "RISCORP" or the "Company") sold substantially all of their assets and transferred certain liabilities to Zenith Insurance Company ("Zenith") pursuant to the terms of that certain Asset Purchase Agreement dated June 17, 1997, as amended ("Asset Purchase Agreement"). In connection with this sale, RISCORP ceased substantially all of its former business operations, including its insurance operations.



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         In connection with the closing of this transaction, Zenith paid $35 million in cash, a portion of which was placed in escrow pursuant to the terms of the Asset Purchase Agreement. The final purchase price to be paid by Zenith is to be based on the Final Business Balance Sheet, as such term is defined in the Asset Purchase Agreement, and is to be the amount by which the book value of the transferred assets exceeded the book value of the liabilities assumed by Zenith as of the closing date, subject to a $35 million minimum purchase price. Due to the inability of the parties to mutually agree upon the Final Business Balance Sheet for this transaction, a nationally recognized independent accounting firm was engaged to serve as neutral auditors and neutral actuaries (the "Independent Expert") to resolve the items in dispute and to determine the Final Business Balance Sheet.

         On March 19, 1999, the Independent Expert issued its determination of the Final Business Balance Sheet and, as such, its conclusion that the book value of the transferred assets exceeded the book value of the transferred liabilities assumed by Zenith at closing by $92.3 million. Therefore, pursuant to the terms of the Asset Purchase Agreement, Zenith is required to pay an additional $57.3 million in immediately available funds on or before March 26, 1999, plus interest thereon of 6.13% from April 1, 1998 through the final payment date. Of this amount, $53.5 million, plus the interest component, is required to be paid to RISCORP, and $3.8 million is required to be deposited into escrow to secure RISCORP's indemnification obligations to Zenith. Based on the decision of the Independent Expert, the total purchase price to be paid by Zenith for the assets transferred at closing is $92.3 million, including the $35 million previously paid by Zenith. While the Company will report the Independent Expert's determination in its 1998 consolidated financial statements, it continues to evaluate the report, as well as the basis for the adjustments made in connection with this determination.

         While engaged in the dispute resolution process for the determination of the final purchase price, both RISCORP and Zenith provided notice to the other party of various alleged breaches of the representations, warranties, or covenants contained in the Asset Purchase Agreement and the occurrence of various indemnifiable events for which each party has asserted its right to seek indemnification. As a result of the parties' inability to resolve these and other issues arising out of this transaction, on October 16, 1998, RISCORP and certain of its subsidiaries filed a lawsuit against Zenith in federal court in Tampa, Florida alleging a breach of the Asset Purchase Agreement. RISCORP amended its complaint on January 25, 1999, and added ten additional claims arising out of Zenith's failure to indemnify RISCORP for certain claims of third parties. RISCORP also added two other claims, one for breach of contract and one for conversion, related to Zenith's taking of $4.1 million RISCORP had on deposit with the South Carolina Insurance Department.


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         On or about January 11, 1999, Zenith filed a lawsuit against RISCORP and certain of its subsidiaries in federal court in New York setting forth fourteen separate causes of action arising out of the Asset Purchase Agreement and certain ancillary agreements. The complaint seeks an unspecified total amount of damages, but the amount of compensatory damages sought is in excess of $30 million, together with an unspecified amount of punitive damages and attorneys' fees. Zenith's claims include, among others, that RISCORP (i) breached certain representations and warranties set forth in the Asset Purchase Agreement, (ii) failed to transfer certain assets to Zenith, (iii) failed to operate its business in the ordinary course, (iv) failed to reimburse Zenith for certain payments, and (v) fraudulently induced Zenith to execute the Asset Purchase Agreement due to certain alleged verbal representations made with respect to RISCORP's Year 2000 compliance.

         A copy of the press release issued by the Company with respect to the foregoing matters is filed herewith as Exhibit 99 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The following exhibit is filed as a part of this report:

                      EXHIBIT NO.      DESCRIPTION
                      99               Press Release, dated March 22, 1999

                       NOTE ON FORWARD-LOOKING INFORMATION

         This report contains statements that constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. The words "believe," "estimate," "expect," "intend," "anticipate," and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made. RISCORP undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual events may differ materially from those indicated in the forward-looking statements as a result of various factors. Readers are cautioned not to place undue reliance on these forward-looking statements or anticipated future events, which are subject to a number of risks and uncertainties beyond the control of the Company. These risks and uncertainties include but are not limited to the following: (i) uncertainties with respect to the payment


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by Zenith of the balance of the purchase price when due; (ii) uncertainties with respect to the enforceability of the decision of the Independent Expert, (iii) the inherent uncertainties associated with litigation, and (iv) other risks detailed herein and from time to time in the RISCORP's other reports and filings with the Securities and Exchange Commission.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RISCORP, INC.

Dated:  March 22, 1999
                                            By: /s/ Walter E. Riehemann
                                                --------------------------
                                                Walter E. Riehemann
                                                VICE PRESIDENT & TREASURER
















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